                                                                  Exhibit 10.117

--------------------------------------------------------------------------------

                                      RULES

                                     of the

              TINSLEY ROBOR plc EXECUTIVE SHARE OPTION SCHEME 1988

           Approved under the provisions of section 185 and Schedule 9
                      Income and Corporation Taxes Act 1988

--------------------------------------------------------------------------------

                          AMENDED ON 7TH SEPTEMBER 1994
                                       and
                           AMENDED ON 19TH AUGUST 1996
                       (such amendments providing for the
                  addition of an unapproved part to the Scheme)

                      INCLUDING FINANCE ACT 1996 PROVISIONS
                               WITH DIRECT EFFECT


                                     LAYTONS
                                    Carmelite
                             50 Victoria Embankment
                                   Blackfriars
                                     London
                                    EC4Y 0LS

                            Draft 1/0323E/GNC/26.6.96

                                      INDEX

Clause Headings                           Clause Numbers   Page Numbers

DEFINITIONS AND INTERPRETATION                   1              1
     Definitions                                 1.1            1
     Interpretation                              1.2            4
     Statutory Provisions                        1.3            4
     Clause headings                             1.4            4
     References                                  1.5            4
     Title                                       1.6            4

OFFERS TO GRANT OPTIONS PURSUANT
TO THE SCHEME                                    2              4
     Discretion                                  2.1            4
     Timing of Grants                            2.2            4
     Restriction or Retiring Employees           2.3            4
     Option Conditions                           2.4            5
     Amendment of Conditions                     2.5            5

GRANT OF OPTIONS                                 3              5
     Individual Limitations                      3.1            5
     Grant and Certification                     3.2            6

SCHEME LIMITATION                                4              6
     Aggregate Limitation                        4.1            6
     Specific Limitation                         4.2            7
     Annual Limits                               4.3            7
     Options to be Disregarded                   4.4            7

EXERCISE OF OPTIONS                              5              7
     General                                     5.1            7
     Performance Condition                       5.2            8
     Exceptional Circumstances                   5.3            8
     Lapse                                       5.4            9
     Avoidance of Doubt                          5.5           10
     Overriding Restriction of Exercise          5.6           10

VARIATION OF CAPITAL                             6             10
     Adjustment                                  6.1           10
     Auditors' Confirmation                      6.2           10
     Inland Revenue Approval                     6.3           10
     Notice of Adjustment                        6.4           10

TAKEOVER OFFERS AND LIQUIDATION                  7             11
     General Offers                              7.1           11
     Scheme of Reconstruction                    7.2           11
     Sections 428-430 Companies Act 1985         7.3           11
     Acquiring Company                           7.4           11
     Voluntary Winding Up                        7.5           12
     Lapse of Options                            7.6           12
     Meaning of Control                          7.7           12
     Restrictions                                7.8           12
     Avoidance of Doubt                          7.9           12

EXERCISE OF OPTION                               8             12
     Notice                                      8.1           12
     Minimum Subscription                        8.2           13
     Allotment                                   8.3           13
     Events after Allotment                      8.4           13
     Transfer                                    8.5           13

ALTERATION OF THE SCHEME                         9             13
     Discretion of the Board                     9.1           13
     Requirement for Inland Revenue Consent      9.2           13
     Members Consent                             9.3           13
     Relaxation of Requirement for Consent       9.4           14
     Approval by the Inland Revenue              9.5           14
     Rights or the Participators                 9.6           14
     Notice of Alteration                        9.7           14

GENERAL                                         10             14
     Availability of Shares                     10.1           14
     Employment Rights                          10.2           14
     Non-Admission                              10.3           15
     Consequence of Lapse                       10.4           15
     Transfer Assignment or Charge              10.5           15
     Termination                                10.6           15
     Administration and Implementation          10.7           15
     Bankruptcy                                 10.8           15
     Disputes                                   10.9           15
     Status of Auditors                         10.10          15
     Notices                                    10.11          15
     Cost                                       10.12          16

SCHEDULE 1
Form of Option Certificate                                      *

SCHEDULE 2
Form of Notice exercising Options                              17

Proposed form of conditional option ("existing condition")     18

Proposed form of conditional option ("alternative condition")   *

SCHEDULE (UNAPPROVED OPTION GRANTS)                            20

(Note: * denotes a form of option certificate which is no longer in current use and is not therefore reproduced).

        RULES OF THE TINSLEY ROBOR plc EXECUTIVE SHARE OPTION SCHEME 1988

                    approved under section 185 and Schedule 9
                      Income and Corporation Taxes Act 1988

1. DEFINITIONS AND INTERPRETATION

1.1 Definitions: In this Scheme:

"the Act"                   - means the provisions of the Taxes Act (and any
                              statutory modification or re-enactment thereof for the time being in force) relating to and governing approved share option schemes;

"Associated Company"        - means any associated company of the Company
                              within the meaning of section 416 of the Taxes
                              Act;

"the Auditors"              - means the auditors of the Company for the time
                              being in office;

"the Board"                 - means the board of directors of the Company as
                              from time to time constituted or a duly
                              constituted committee of such board;

"the Commencement Date"     - means the date on which time Scheme is approved
                              by the Company in general meeting or (if later) the date upon which any condition subject to which approval is granted has been met;

"the Company"               - means Tinsley Robor plc (registered number
                              948696);

"Control"                   - bears the meaning ascribed to that term by
                              section 840 of the Taxes Act;

"Exercise Period"           - means any period designated hereunder as a
                              period during which Options may be exercised;

"Expected Retirement Date"  - means the date on which the Board expects a
                              Qualifying Employee to cease to be employed by the Company or an Associated Company by reason of retirement;

"Grant Date"                - means in relation to an Option the date on which
                              the Option was granted;

"Index of Retail Prices"    - means the Index of retail prices from time to
                              time published by the Department of Employment or any replacement or modification of the same providing a guide to the Increase in retail prices over a defined period;

                                      (2)


"Market Value"              - means on any day the market value of a Share
                              determined In accordance with the provisions of
                              Part VIII of the Capital Gains Tax Act 1979 and agreed in advance for the purposes of the Scheme with the Inland Revenue Shares Valuation Division or (at any time after the Shares have been admitted to the Official List of The Stock Exchange) the middle market quotation of the Shares derived from The Stock Exchange Daily Official List;

"Materially Interested      - means a director or employee of any one or more
Person" of the Participating Companies who has, or within the preceding twelve months has had, a material interest in a close company within the meaning of paragraph 8 of Schedule 9 to the Taxes Act or sub-section 187(3) thereof;

"Option"                    - means an Option to Subscribe and/or an Option to
                              Purchase;

"Option to Purchase"        - means an Option which confers a right to
                              purchase Shares granted by the Trustees under the Scheme;

"Option to Subscribe"       - means an Option which confers a right to
                              subscribe for Shares granted by the Company under the Scheme;

"Option Certificate"        - means a certificate recording the terms of grant
                              of an Option in accordance with the Rules;

"Option Price"              - means the price per Share determined pursuant to
                              the Rules (and subject to any adjustment as therein specified) at which Qualifying Employees may acquire Shares in respect of the Options granted to them being not less (in any case) than the greater of:

                              (a)  the nominal value of each Share; and

                              (b)  the Market Value of each Share on the
                                   dealing day last preceding the Grant Date;

"Ordinary Share Capital"    - has the meaning ascribed by section 832(1) of
                              the Taxes Acts;

"Participator"              - means a person who has subsisting rights under
                              an Option or the personal representatives of a person who had such rights immediately prior to his death;

"Participating Company"     - means the Company and any Subsidiary which is
                              for the time being under the Control of the Company;

                                      (3)


"Qualifying Employee"       - means any person who:
                              (a)     is a full-time employee or full-time
                                      director employed by any one or more of
                                      the Participating Companies and required to devote substantially the whole of his working hours to the business of such Participating Company or Companies (and in particular for the purposes of this definition an employee or director will be regarded as 'full-time' if his term of employment require him to devote to the duties of his office or employment in each week not less than twenty five hours in the case of a director and twenty hours in the case of an employee who is not a director in both cases excluding meal breaks); and
                              (b)     is not a Materially interested Person;

"Relevant Emoluments"       - has the meaning which the terms bears in
                              sub-paragraph 28 (2) of Schedule 9 to the Taxes Act by virtue of sub-paragraph 28(4) thereof;

(Note: This definition ceased to be of effect from 29th April 1996 by virtue of the Finance Act 1996, save in respect of unapproved option grams pursuant to the Schedule)

"Rules"                     - means these rules as from time to time amended;

"Share"                     - means a fully paid irredeemable Ordinary Share
                              in the capital of the Company ranking pari passu in all respects with the existing Ordinary Shares in the capital of the Company as at the Commencement Date and any other share which becomes subject to an Option pursuant to clause 7 and which complies with paragraphs 10 to 14 of
                              Schedule 9 to the Taxes Act;

"Schedule"                  - means the schedule appended to the Rules
                              providing for the grant and options which are not approved pursuant to Schedule 9 to the Taxes Act;

"Scheme"                    - means this executive share option scheme as from
                              time to-time amended;

"Subscription Price"        - means the amount payable in respect of the
                              exercise of an Option pursuant to the Rules being the product of the Option Price and the number of Shares in

                                      (4)


                              respect of which the Option is exercised;

"Subsidiary"                - means a subsidiary of the Company within the
                              meaning of Section 736 of die Companies Act
                              1985;

"Subsisting Option"         - means an Option which has neither lapsed nor
                              been exercised:

"Taxes Act"                 - means the Income and Corporation Taxes Act
                              1988;

"The Stock Exchange"        - means The International Stock Exchange of the
                              United Kingdom amid the Republic of Ireland
                              Limited;

"the Trustees"              - means the trustees of the Tinsley Robor plc
                              Employee Benefit Trust 1994;

"Year of Assessment"        - means inclusively 6th April to 5th April in the
                              year next following

1.2 Interpretation: Where the context so admits the singular includes the plural and vice versa and each gender includes each other gender

1.3 Statutory Provisions: Any reference to a statutory provision is to be construed as a reference to that provision as for the time being amended or re-enacted

1.4 Clause headings shall be ignored in interpretation

1.5 References: Unless otherwise expressly stated, references in the Rules to clauses, sub-clauses and paragraphs are to clauses, sub-clauses and paragraphs or the Rules and references to sections and sub-sections are to sections and sub-sections or the Taxes Act

1.6 Title: The Scheme shall be entitled the "Tinsley Robor plc Executive Share Option Scheme 1988"

2. OFFERS TO GRANT OPTIONS PURSUANT TO THE SCHEME

2.1 Discretion: The Board may grant Options to Subscribe or procure or arrange the grant of Options to Purchase subject to and in accordance with these Rules to such Qualifying Employees as it may in its absolute discretion decide but no Qualifying Employee shall be entitled as of right to be granted an Option

2.2 Timing of Grants: Options may be granted only during the period of ten years beginning with the Commencement Date, and then only in that period commencing on the day following the announcement of the interim or final results of the Company for any financial year or part thereof and ending forty-two (42) days thereafter and any grant of an Option shall be effected by the issue, as a deed, of an Option Certificate

2.3 Restriction on Retiring Employees: No Option shall be granted to a Qualifying Employee within two (2) years of his Expected Retirement Date

                                      (5)


2.4 Option conditions: The grant of any Option may be made subject to such objective conditions and limitations (additional to any conditions and limitations contained in any other of these Rules) imposed by the Board in its absolute discretion (subject to the agreement of the Trustees in respect of an Option to Purchase) upon the exercise of such an Option; provided that such additional conditions and limitations shall be:

(a)   set out in full in the Option Certificate;

(b) such that the right to exercise the Option after the fulfilment of any specified condition and/or limitation is not dependent upon the discretion of the Board, the Trustees or other person;

(c)   agreed in advance of their imposition by the Board of Inland Revenue;

(d)   not capable of amendment or waiver except in accordance with clause 2.5

2.5 Amendment of Conditions: In circumstances where conditions and/or limitations are imposed pursuant to clause 2.4 in respect of any Option, the Board may amend or waive the same so far as they relate to the financial performance of the Company or Shares, if the Board acting reasonably and fairly consider that the amended terms (which are objective and comply with clause 2.4(b) above) will be a fairer measure of performance and will be no more difficult to satisfy than the original terms

3. GRANT OF OPTIONS

3.1 Individual Limitations: No Option shall be granted to any Qualifying Employee if either:

(a) the aggregate Subscription Price of all options granted to him under the Scheme or any other share option scheme approved by the Company (other than SAYE share option schemes) during the period often years after the Commencement Date; or

(b) the aggregate Subscription Price of all options held by him under the Scheme or any other share option scheme approved wider Schedule 9 of the Taxes Act and established by the Company or an Associated Company would exceed four times his Relevant Emoluments for the current or preceding Year of Assessment (whichever of those years gives the greater amount) provided that for a Qualifying Employee not employed by a Participating Company at any time during the previous Year of Assessment the limit shall be four times his Relevant Emoluments relating to the period of twelve months beginning with the first day during the current Year of Assessment in which the Grant Date falls in respect of which there are Relevant Emoluments and provided further that in respect of a Qualifying Employee who is not in receipt of Relevant Emoluments by reason of being neither resident nor ordinarily resident

                                      (6)


in the United Kingdom the limit shall be four times the emoluments of the employment by virtue of which the employee is eligible to participate as would (if the same were liable to be paid under deduction of UK tax) have counted as Relevant Emoluments for the current or preceding Year of Assessment (whichever of those years gives the greater amount) or where the employee was not employed by a Participating Company in the preceding Year of Assessment for the period of twelve months beginning with the first day during the current Year of Assessment in which the Grant Date falls in respect of which there would be Relevant Emoluments had they been so treated or (pound) 100,000 whichever is the less (Note: Rule 3.1 as drafted above ceased to be of effect from 29th April 1996 by virtue of section 114 and schedule 16 to the Finance Act 1996. It is retained for the purpose only of the unapproved part to the Scheme constituted by the Schedule)

3.1 Individual Limitations: No Option shall be granted to the extent that immediately following such grant the potential grantee would then have been granted Options which would cause the aggregate Market Value of Shares which he may acquire in pursuance of Aggregate Options to exceed or further exceed the sum of Thirty Thousand Pounds ((pound) 30,000)

(Note: Rule 3.1 as set our above applies to approved option grants from 29th April 1996, by virtue of the Finance Act 1996. The statutory limit is contained in paragraph 28 of Schedule 9 to ICTA. The reference to "Market Value" is to the value prevailing as at the date of grant of each option taken into account. Options which have been exercised, waived or lapsed do not count for the purposes of the limitation)

3.2 Grant and Certification: Each Option Certificate shall:

(a)   specify the Grant Date; and

(b) subject to the provisions for adjustment hereinafter contained, specify the Subscription Price payable for the Shares subject to the Option; and

(c) subject to the provisions for adjustment hereinafter contained, specify the number of Shares subject to the Option; and

(d) specify the earliest and latest date on which a notice exercising the Option may be given pursuant to the provisions of clause 4; and

(e)   specifically refer the holder to the provisions of sub-clause 10.5; and

(f) subject as aforesaid be issued in such form and manner as the Board may from time to time prescribe

(and the form of Option certificate proposed to be used for this purpose is set out in Schedule I hereto)

4. SCHEME LIMITATION

4.1 Aggregate Limitation: No Option to Subscribe shall be granted pursuant to the terms of the Scheme if such grant would result in the aggregate of:

                                      (7)


(a) the number of Shares then subject to Subsisting Options to Subscribe under the Scheme; and

(b) the number of Shares which have been issued on the exercise of Options granted under the Scheme; and

(c) the number of Shares over which subsisting options to subscribe have been granted under any other share option scheme of the Company during the period of ten years ending on the relevant Grant Date; and

(d) the number of Shares which have been issued pursuant to any other employee share scheme of the Company (including a share option scheme) during the period of ten years ending on the relevant Grant Date exceeding such number of Shares as represents ten per cent (10%) of the issued Ordinary Share Capital immediately prior to that day

4.2 Specific Limitation: The number of Shares in respect of which Options to Subscribe may be granted under the Scheme on any day shall not when added to the aggregate of:

(a) the number of Shares in respect of which Subsisting Options to Subscribe previously so granted remain to be exercised: and

(b) the number of Shares which have been issued under the Scheme in the period of ten years ending on that day exceed such number of Shares as represents five percent (5%) of the issued Ordinary Share Capital immediately prior to that day

4.3 Annual Limits: Without limiting sub-clause 4.1 but subject to any adjustment made pursuant to clause 6 and to any variation approved by the company in general meeting, the number of Shares over which Options to Subscribe may be granted pursuant to the Scheme or any other share Incentive scheme established by the Company shall not in any year and the preceding two years exceed three percent (3%) of the issued Ordinary Share Capital of the Company from time to time

4.4 Options to be Disregarded: For the purposes of this clause 4, Options granted and Shares issued pursuant to Options granted prior to the Commencement Date shall be disregarded

5. EXERCISE OF OPTIONS

5.1 General: Subject as otherwise provided herein an Option may be exercised only by a notice given by the Participator to the Company:

(a) on or after the third anniversary but not later than the day prior to the tenth anniversary of the Grant Date; but

(b) not during the period of two months immediately preceding the preliminary announcement of the Company's annual results or of its interim results together with dividends and distributions to be paid or passed or such other period as may be specified from time to time for this purpose in The Stock Exchange Model Code for Securities Transactions by Directors of Listed Companies This

                                      (8)


      restriction shall apply to all Participators and not only to Directors of the Company

5.2 Performance Condition: Save in the circumstances set out in paragraphs 5.3
(a) and (b) and in clause 7 below where no performance conditions shall apply and save in respect of Options granted after 31st August 1994 an Option may be exercised in whole or in part if and only if over any period of three consecutive years commencing no earlier than the Grant Date of the Option concerned the growth in earnings per share of the Company (established In accordance with the provisions of this sub-clause 5.2) exceeds the growth in the Index of Retail Prices over the same period. For the purposes of this clause:

(a) growth in earnings per share shall be determined by dividing earnings per share in respect of the accounting reference period of the Company ending immediately prior to the last day of the third of the three consecutive years by that achieved in respect of the accounting reference period of the Company ending immediately prior to the first day of the first of the three consecutive years (which earnings shall be deemed to be 0.01. pence per Share in the event that the accounting reference period discloses a loss);

(b) growth in the Index of Retail Prices shall be determined by dividing such index as was published in respect of the month containing the last day of the accounting reference period of the Company ending immediately prior to the last day of the third of the three consecutive years by such index as was published in respect of the month containing the last day of the accounting period of the Company ending immediately prior to the first day of the first of the three consecutive years

(c) "year" means a period of twelve months and "earnings per share" means the earnings per share of the Company for the accounting reference period concerned as certified by the Auditors calculated on the "nett" basis in accordance with the relevant Statement of Standard Accounting Practice issued by the Accounting Standards Committee from time to time in force provided that the same may be adjusted to the extent considered by the Auditors to be fair and reasonable in the circumstances in order to ensure that the basis or calculation is consistent over the relevant period or to take account of any issue of shares or reorganisation of share capital or other matter. The certificate of the Auditors shall be final and conclusive

5.3 Exceptional Circumstances: Subject to the provisions of sub-clause 5.5, an Option may be exercised by a Participator within the period specified below in relation to the relevant circumstances:

                                      (9)


(a) if the Participator shall die whilst in service as a director or employee of a Participating Company, his personal representatives may exercise his Option during the period of twelve months following the date of his death and thereafter it shall lapse

(b) if the Participator ceases to be a Qualifying Employee by reason of injury disability redundancy (within the meaning of the Employment Protection (Consolidation) Act 1978), or by reason that a company by which he is for the time being employed then ceases to be a Participating Company by reason that the business within which he works is sold to a transferee which is not a Participating Company, he may exercise his Option within a period of twelve months following the date of such cessation or until the expiry of the period of six months commencing on the earliest date following such cessation on which the conditions mentioned in Sub-Section 185(5) are satisfied (whichever is the later) and thereafter the Option shall lapse

(c) subject to the provisions of sub-paragraph (d) below if the Participator ceases to be a Qualifying Employee in any circumstances other than those specified in sub paragraphs (a) and (b) above, his Option shall thereupon lapse Provided That:

      (i) the Board may before such cessation permit such Option or part of it to continue to subsist for such period as the Board shall determine (being not longer than the period of twelve months following such cessation or six months following the earlier of the date on which the conditions set out in Sub-Section 185(5) are satisfied whichever is the later) in which event the Option (or the part permitted to subsist) shall lapse upon the expiration of the period so determined; and

      (ii) any female Participator whose employment has been terminated in circumstances such that pursuant to part 3 of the Employment Protection (Consolidation) Act 1978 she has a right to return to work will be deemed not to have ceased to be an employee until such time as such rights shall cease to subsist

(d) if a Participator ceases to be a Qualifying Employee by reason of his retirement then his Option may be exercised within a period of twelve months following the date of such retirement or until the expiry of a period of six months commencing on the earliest date following such cessation on which the conditions mentioned in sub-section 185(5) of the Act are satisfied (whichever is the later) and thereafter the Option shall lapse

5.4 Lapse: Except as provided in sub-clause 3.3 an Option shall lapse and cease to be exercisable upon a Participator ceasing to be a director or employee of at Participating Company

                                      (10)


5.5 Avoidance of Doubt: For the avoidance of doubt, notwithstanding anything in the Scheme to the contrary no Option shall be capable of exercise after the day before the tenth anniversary of the Grant Date and on the expiry of such period all rights of the Participator whatsoever shall terminate in respect of that Option except insofar as there has been a valid exercise of that Option and the Company has not discharged all its duties under the Scheme in relation to such exercise

5.6 Overriding Restriction of Exercise: Notwithstanding any other provision in the Scheme to the contrary, no Option shall be capable of exercise at any time when such exercise is precluded by the application of paragraph 8 of Schedule 9 to the Taxes Act nor where the Shares which may thereby be acquired are not Shares as defined herein

6. VARIATION OF CAPITAL

6.1 Adjustment: In the event of any increase or variation of the Ordinary Share Capital of the Company by way of capitalisation or rights issue or sub-division consolidation or reduction of share capital but subject as provided in sub-clauses 6.2 and 6.3, the Board may make (or in the case of an Option to Purchase procure the making of such adjustment) such adjustment as shall be fair and reasonable in all the circumstances:

(a)   to the number of Shares mentioned in clause 4; and/or

(b)   to the number of Shares which are subject to any Subsisting Option; and/or

(c) to the Subscription Price payable for the Shares subject to the Subsisting Options; and/or

(d)   to any other term of any such Subsisting Option

PROVIDED THAT the Option Price shall never be less than the nominal value of the Share to which it relates and the aggregate amount payable on the exercise of an Option in full is not increased and no adjustment shall cause any of the conditions of the approval of the Scheme under Schedule 9 to the Taxes Act to be thereby breached

6.2 Auditors' Confirmation: Except in the case of a capitalisation issue no adjustment under sub-clause 6.1 shall be made without prior confirmation in writing by the Auditors that the adjustment is in their opinion fair and reasonable in all the circumstances

6.3 Inland Revenue Approval: No adjustment under sub-clause 6.1 shall be made without prior confirmation in writing by the Board of the Inland Revenue approving such proposed adjustment

6.4 Notice of Adjustment: As soon as reasonably practicable after making any adjustment under sub-clause 6.1 the Board and/or the Trustees shall give notice in writing to every Participator thereby affected PROVIDED THAT where any adjustment is made to the terms of an Option prior to the issue of an Option Certificate pursuant to sub-clause 3.2 the certificate shall set out details of the Option so adjusted and shall be deemed to be sufficient notice of the adjustment for the purpose of this sub-clause

                                      (11)


7. TAKEOVER OFFERS AND LIQUIDATION

7.1 General Offers: If any person obtains Control of the Company as a result of making a general offer to acquire the whole of the issued Ordinary Share Capital of the Company, whether or not made on a condition such that (if satisfied) the person making the offer will have Control of the Company, any Subsisting Option (subject to sub-clause 7.4) may be exercised within six months of the time when the person making the offer has obtained Control of the Company and any condition subject to which the general offer is made has been satisfied

7.2 Scheme of Reconstruction If under Section 425 of the Companies Act 1985 the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, any Subsisting Option (subject to sub-clause 7.4) may be exercised within six months of the court sanctioning the scheme of compromise or arrangement

7.3 Sections 428-430 Companies Act 1985: If any person becomes bound or entitled to acquire Shares in the Company under sections 428 to 430 of the Companies Act 1985, any Subsisting Option (subject to sub-clause 7.4) may be exercised at any time when that person remains so bound or entitled

7.4 Acquiring Company: If as a result of the events specified in sub-clauses 7.1 or 7.2 a company has obtained Control of the Company, or if a company has become bound or entitled as mentioned in sub-clause 7.3 the Company shall seek the agreement of that other company ("the Acquiring Company") and if such agreement is obtained the option holder may release each Subsisting Option to Subscribe within the periods mentioned in sub-clauses 7.1, 7.2 and 7.3 for a new Option ("the New Option") which satisfies the following conditions:

(a) is over shares in the Acquiring Company or a company controlling the Acquiring Company which satisfy the conditions specified in paragraphs 10 to 14 Inclusive of Schedule 9 to the Taxes Act (and the term "Shares" in this Scheme shall thereafter be construed accordingly);

(b) is a right to acquire such number of such Shares as has on acquisition of the New Option an aggregate Market Value equal to the aggregate Market Value of the Shares subject to the old Option on its release;

(c) has a subscription price per Share such that the aggregate price payable on complete exercise equals the aggregate price which would have been payable on complete exercise of the old Option; and

(d)   is otherwise identical in terms to the old Option

The New Option shall, for all other purposes of this Scheme, be treated as having been acquired at the same time as the old Option for which it is released and following release of the old Option and the grant of the New Option, for the purposes only of clauses 5.1, 6, 7, 8, 10.1, 10.9 and 10.11 the term "Company" shall mean in relation to the New

                                      (12)


Option the company the share capital of which includes shares over which New Options have been granted and the term "Board" for the same purposes shall mean the board or directors of that Company or a duly constituted committee thereof A new Option Certificate shall be issued accordingly and Schedules 1 and 2 to the Rules shall be amended mutatis mutandis

7.5 Voluntary Winding Up: If the Company passes a resolution for voluntary winding up any Subsisting Option may be exercised within six months of the passing of the resolution

7.6 Lapse of Controls: Subject to a release being effected pursuant to sub-clause 7.4, all Options granted pursuant to the Scheme shall automatically lapse and cease to be exercisable six months after they have become exercisable in accordance with this clause 7.

7.7 Meaning of Control: For the purposes of sub-clause 7.1 (and only for such purpose) a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control of the Company

7.8 Restrictions: For the avoidance of doubt no Option may be exercised pursuant to this clause in the circumstances mentioned in sub-clause 5.6

7.9 Avoidance of Doubts: For the avoidance of doubts where in accordance with sub-clause 7.4 Subsisting Options to Subscribe are released and New Options granted the New Options shall not be exercisable in accordance with sub-clauses
7.7. 7.2 and 7.3 by virtue of the event on which the New Options were granted

8. EXERCISE OF OPTION

8.1 Notice: Subsisting Options may be exercised in respect of all or any part of the Shares which are the subject of them (subject to the minimum exercise provisions imposed for the administrative convenience of the Company and specified in sub-clause 8.2) by delivery of notice of exercise to the Secretary of the Company or its duly appointed agent during the relevant Exercise Period or in accordance with clauses 5 and 7 The Notice exercising the Option shall:

(a) specify the number of Shares in respect of which the Option Is exercised, being not less than the number specified in sub-clause 8.2 unless the Board or the Trustees in respect of an Option to Purchase shall otherwise specifically consent; and

(b) be accompanied by an Option Certificate covering at least all the Shares over which the Option is then to be exercised; and

(c) be accompanied by payment to the Company (or the Trustees as appropriate) of an amount equal to the product of the number of Shares specified in the Notice and the Option Price relative to each Share; and

(d) subject as aforesaid be given in such form and manner as the Board may from time to time prescribe

                                      (13)


(and the form of such notice proposed to be used for this purpose is set out in Schedule 2 hereto)

8.2 Minimum Subscription: In the case of a partial exercise of an Option or Options no notice shall be given in respect of less than one hundred Shares save where a balance remains after a previous partial exercise of an Option and the number of Shares represents the whole of such balance On such partial exercise the balance shall remain exercisable on the same terms as usually applied to the whole Option and a certificate for the balance shall be issued forthwith.

8.3 Allotment: In respect of an Option to Subscribe die relevant Shares shall be allotted within twenty eight days following receipt by the Company of a notice complying with the provisions of sub-clause 8.1 Save for any rights determined by reference to a date preceding the date of allotment, such Shares shall rank pari passu with the other shares of the same class in issue at the date of allotment

8.4 Events after Allotment: As soon as reasonably practicable after allotting any Shares to a Participator under the Scheme, the Board on behalf of the Company shall issue to the Participator a definitive share certificate in respect of the Shares so allotted

8.5 Transfer: In respect of an Option to Purchase the relevant Shares shall be transferred within twenty eight days following receipt by the Company (on behalf of the trustees) of a notice complying with the provisions of sub-clause 8.1

9. ALTERATION OF THE SCHEME

9.1 Discretion of the Board: Subject to sub-clauses 9.2, 9.3 and 9.6, the Board may at any time alter or add to all or any of the provisions of the Rules or the Scheme in any respect PROVIDED THAT such alteration or addition shall not in the opinion of the Auditors adversely affect or be capable of adversely affecting the interests of the Participators

9.2 Requirement for Inland Revenue Consent: No addition or alteration shall be made to the Rules or the Scheme in any circumstances without prior confirmation in writing by the Board of the Inland Revenue approving such proposed addition or alteration pursuant to the provisions of paragraph 3 of Schedule 9 to the Taxes Act so far as that addition or alteration relates so that part of the Scheme which is approved pursuant to Schedule 9 to the Taxes Act, so that if the Scheme at any time comprises an approved and an unapproved part (or parts) (the unapproved part (or parts) may be further amended without such approval

9.3 Member's Consent: Subject to sub-clauses 9.2 and 9.4 no alteration or addition shall be made by the Board under the discretionary powers granted by sub-clause 9.1 to:

(a)   the basis of calculation of the Option price:

(b) the basis of calculation of the total number of Shares available for the Scheme;

                                      (14)


(c) the basis of calculating the maximum number of Shares in respect of which Options may be granted to any Qualifying Employee;

(d) the definitions of Qualifying Employee, Participator, Relevant Emoluments, Share, Option Price, Market Value or Subscription Price:

(e)   the provisions of clauses 2, 3, 4, 5.1(a), 5.2, 5.3, 6, 7.5, 7.6, 8.3,
      10.5 and to this clause 9

without the prior approval by ordinary resolution of the members of the Company in general meeting in any case where such alteration or addition would be to the advantage of existing or future Participators

9.4 Relaxation of Requirement for Consent: Sub-clause 9.3 shall not apply to the extent that any alteration or addition is necessary or desirable in order to comply with or take account of the provisions of any proposed or existing legislation or to take account of the occurrence of any of the events mentioned in sub-clause 7.1 or to obtain or maintain favourable taxation treatment of the Company or any Participating Company or any Subsidiary of such companies or any Participator PROVIDED THAT any such alteration or addition shall not affect the basic principles of the Scheme as an Approved Share Option Scheme under the Act

9.5 Approval by the Inland Revenue: Without prejudice to the generality of the foregoing provisions, prior to the approval of the Scheme under the Act by the inland Revenue the Board may alter such of the Rules in such manner as it considers necessary in order to obtain such approval

9.6 Rights of the Participators: Save in relation to any alterations made pursuant to sub-clause 9.5. no amendments shall be made to the Scheme which would have the effect of abrogating or prejudicially affecting any of the subsisting rights of the Participators except with such consent on their part as would be required by the provisions of the Company's Articles of Association if the Shares to be issued on the exercise of the Options were so issued and constituted a separate class of share capital and if such provisions applied mutatis mutandis thereto

9.7 Notice of Alteration: As soon as reasonably practicable after making any alteration or addition under this clause the Board shall give notice in writing thereof to any Participator who is thereby affected

10. GENERAL

10.1 Availability of Shares: The Company shall at all times keep available such number of authorised but unissued shares as the Board may consider sufficient for the purposes of the Scheme

10.2 Employment Rights: The rights and obligations of any individual under the terms of his office or employment with the Company or any Participating Company shall not be affected by his participation in the Scheme or any right which he may have to participate therein and the Scheme shall afford such employee no additional rights to

                                      (15)


compensation or damages in consequence of the termination of such office or employment for any reason whatsoever

10.3 Non-Admission: No Qualifying Employee shall have any claim against a Participating Company arising out of his not being admitted to participation in the Scheme which (for the avoidance of all if any doubt) is entirely within the discretion of the Board

10.4 Consequence of Lapse: No Participator shall be entitled to claim compensation from any Participating Company in respect of any sums paid by him pursuant to the Scheme or of any diminution or extinction of his rights or benefits (actual or otherwise) under any Options held by him consequent upon the lapse for any reason of any Option held by him or otherwise in connection with the Scheme

10.5 Transfer Assignment or Charge: All Options granted to Qualifying Employees are personal rights and are incapable of being transferred assigned or charged in any circumstances whatsoever save as set out in sub-clause 7.4 Any purported transfer assignment or charge (save as aforesaid) shall cause the Option to lapse forthwith

10.6 Termination: The Board may terminate the Scheme at any time but Options granted prior to such termination shall continue to be valid and exercisable in accordance with the Rules

10.7 Administration and Implementation: The Board may from time to time make and vary such rules and regulations not inconsistent herewith and establish such procedures for administration and implementation of the Scheme as it thinks fit

10.8 Bankruptcy: An Option granted under the Scheme shall lapse forthwith if the Participator is or becomes an adjudicated bankrupt

10.9 Disputes: In the event of any dispute or disagreement as to the interpretation of the Scheme or of any rule regulation or procedure or as to any question of right arising out of or in respect of the Scheme the decision of the Board shall be final and binding

10.10 Status of Auditors: In any matter in which they are required to act under the Scheme, the Auditors shall be deemed to be acting as experts and not as arbitrators, their determination of the matter shall be final and conclusive and the provisions of the Arbitration Acts 1950 to 1979 shall accordingly not apply

10.11 Notices: Any notice or other communication required to be given pursuant to the terms of the Scheme may be given by personal delivery or by sending the same by first class post in the case of a company to its registered office and In the case of an individual to his last known address or where he is a director or employee of the Company or any Participating Company either to his last known address or to the address of the place of business from which he performs the whole or substantially the whole of his duties of his office or employment and where a notice or other communication is given by post it shall be deemed to have been received forty eight hours after it was put into the post properly addressed and stamped

                                      (16)


10.12 Cost: The cost of establishing and operating the Scheme shall be borne by the Participating Companies in such proportions as the Board shall determine

                                      (17)


                                   SCHEDULE 2
                        Form of Notice exercising Option

(To be printed on the reverse of the Option Certificate)

NOTICE OF EXERCISE

In order to exercise the Option referred to overleaf you should:

(i)   complete and sign this document;

(ii) return this document within the prescribed time (as stated in the Rules) to the Company Secretary of Tinsley Robor plc.

--------------------------------------------------------------------------------

TO:   The Secretary
      Tinsley Robor plc.

OR
      The Secretary
      c/o The Trustees of the Tinsley Robor plc
          Employee Benefit Trust 1994
      Tinsley Robor plc

1. I hereby exercise the Option referred to in the Option Certificate overleaf in respect of Ordinary Shares. (Insert the number of shares in respect of which the Option is exercised).

2.    I enclose my cheque for(pound)       being the Subscription Price payable.


FULL NAME   .......................

ADDRESS     .......................

            .......................

            .......................

SIGNATURE   .......................

DATE        .......................

                                      (18)


     [Proposed Form of Conditional Option Certificate - Existing Condition]

                                TINSLEY ROBOR plc
                                 ("the Company")

              TINSLEY ROBOR plc EXECUTIVE SHARE OPTION SCHEME 1988
                                 ("the Scheme")

                           --------------------------

                               OPTION CERTIFICATE

THIS DOCUMENT IS IMPORTANT A form of notice for use by the Option Holder for the exercise of the Option is set out overleaf.

Name of         ................      Number of Shares    ...................
Option Holder

Address of      ................      Option              ...................
Holder          ................      Price per share
                ................      Maximum total       ...................
                                      Cost of shares

Grant Date      ................      Last date for       ...................
                                      exercising Option

THIS IS TO CERTIFY that the Option Holder named above was on the Grant Date specified above granted in accordance with the Scheme an Option to
[subscribe/purchase] for the above number of Ordinary Shares of (pound)[      ]
each in the capital of the Company at the above Option Price per share. The Option is personal to the Option Holder and may not be transferred, assigned, mortgaged, pledged or otherwise disposed of by him or her.

The Option is exercisable subject to and in accordance with the terms of the Scheme, and subject to the following conditions and limitations:

      Save in the circumstances set out in paragraphs 5.3(a) and (b) and in clause 7 of the rules of the Scheme where the performance conditions shall apply, an Option may be exercised in whole or in part if and only if over any period of three consecutive years commencing no earlier than the Grant Date of the Option concerned the growth in earnings per share of the Company exceeds the growth in the Index of Retail Prices over the same period. For the purposes of this condition:

                                      (19)


      (a) growth in earnings per share shall be determined by dividing earnings per share in respect of the accounting reference period of the Company ending immediately prior to the last day of the third or the three consecutive years by that achieved in respect of the accounting reference period of the Company ending immediately prior to the first day of the first of the three consecutive years (which earnings shall be deemed to be 0.01 pence per share in the event that the accounting reference period discloses a loss);

      (b) growth in the Index of Retail Prices shall be determined by dividing such index as was published in respect of the month containing the last day of the accounting reference period of the Company ending immediately prior to the last day of the third of the three consecutive years by such index as was published in respect of the month containing the last day of the accounting period of the Company ending immediately prior to the first day of the first of the three consecutive years

      (c) "year" means a period of twelve months and "earnings per share" means the earnings per share of the Company for the accounting reference period concerned as certified by the Auditors calculated on the "nett" basis in accordance with the relevant Statement of Standard Accounting Practice issued by the Accounting Standards Committee from time to time in force provided that the same may be adjusted to the extent considered by the Auditors to be fair and reasonable in the circumstances in order to ensure that the basis of calculation is consistent over the relevant period or to take account of any issue of shares or reorganisation of share capital or other matter. The certificate of the Auditors shall be final and conclusive.

If there is to be no charge to income tax on the exercise of an option then, in addition to complying with the rules of the scheme, the exercise must be:

- not earlier than three or later than ten years after the option was granted and

- not earlier than three years following the latest previous exercise by the participant of an option (obtained under this or any other scheme (not being a savings related share option scheme) approved by the Inland Revenue) which enjoyed relief from income tax.

Executed and delivered as a      )
Deed for and on behalf of        )
Tinsley Robor plc by             )

                                 Director

                                 Director/Secretary


OR

Executed and delivered as a      )
Deed for and on behalf of        )
Tinsley Robor ESOP Trustee       )
Limited by                       )

                                 Director

                                 Director/Secretary

                                      (20)


                                 SCHEDULE TO THE
                           RULES OF TINSLEY ROBOR PLC
                       EXECUTIVE SHARE OPTION SCHEME 1988

                                      INDEX
                                      -----

Paragraph Heading                            Paragraph
Number                                       Number       Page
------                                       ------       ----

INTERPRETATION                               1            21
    Interpretation                           1.1          21
    Purpose                                  1.2          21

GRANT OF OPTIONS                             2            21
    Discretion                               2.1.         21
    Status of Schedule                       2.2          21
    Amendments to Rules                      2.3          21

APPENDIX A(U) - Option Certificate                        23

                                      (21)


                                 SCHEDULE TO THE
                           RULES OF TINSLEY ROBOR PLC
                       EXECUTIVE SHARE OPTION SCHEME 1988

1. INTERPRETATION AND PURPOSE

1.1 Interpretation: This Schedule shall be interpreted in accordance with the Rules, of which this Schedule forms part as more particularly set out at Paragraph 1.2

1.2 Purpose: This Schedule, adopted by way of an amendment by the Company in general meeting on 19th August 1996 provides for the grant of Options which are not Inland Revenue approved share options under Schedule 9 to the Taxes Act, so that the Rules consist of two parts, one approved and one unapproved

2. GRANT OF OPTIONS

2.1 Discretion: The Board may grant Options pursuant to Rule 2.1 which, if expressly stated in the Option Certificate to be granted under this Schedule, shall be treated as granted pursuant to the unapproved part of the Rules and so subject to the following:

(a) Rule 3.1 shall apply to any such grant, notwithstanding the application of any lower limit which may be specified by paragraph 28, Schedule 9 to the Taxes Act (as amended by the Finance Act 1996) or other legislation in force from time to time;

(b)   conditions relating to Inland Revenue approval contained in Rules 2.4(c),
      9.2 and 9.4 shall not apply to any such grant;

(c) Rule 7.4(a) shall not apply to any such grant in respect of the part which reads:

      "which satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9 to the Taxes Act";

(d) the Market Value in relation to a share subject to any such grant shall be the middle market quotation as derived from the Official Daily List of The Stock Exchange for the Grant Date;

2.2 Status of schedule: This Schedule has been adopted by the Company by way of an amendment to the Rules but shall not have any effect in respect of Options granted pursuant thereto unless expressly stated to be subject to this Schedule

2.3 Amendments to Rules: The Rules shall be amended by the addition of the following definition:

"Schedule" - means the schedule appended to the Rules providing for the grant of
             Options which are not approved pursuant to Schedule 9 to the Taxes Act;

                                      (22)


             the main index shall be amended so as to take into account the addition of this Schedule, and references to the Scheme being "Approved" shall be deleted save in respect of references to the approved part of the Scheme

                                      (23)


                                  APPENDIX A(U)

                                TINSLEY ROBOR PLC
                                 ("the Company")

                             UNAPPROVED SHARE OPTION
              granted pursuant to the Schedule to the Rules of the TINSLEY ROBOR plc EXECUTIVE SHARE OPTION SCHEME 1988
                                 ("the Scheme")

                           --------------------------

                               OPTION CERTIFICATE

THIS DOCUMENT IS IMPORTANT A form of notice for use by the Option Holder for the exercise of the Option is set out overleaf.

Name of         ................      Number of Shares    ...................
Option Holder

Address of      ................      Option              ...................
Holder          ................      Price per share
                ................      Maximum total       ...................
                                      Cost of shares

Grant Date      ................      Last date for       ...................
                                      exercising Option

THIS IS TO CERTIFY that the Option Holder named above was on the Grant Date specified above granted in accordance with the Scheme an Option to
[subscribe/purchase] for the above number of Ordinary Shares of (pound)[      ]
each in the capital of the Company at the above Option Price per share. The Option is personal to the Option Holder and may not be transferred, assigned, mortgaged, pledged or otherwise disposed of by him or her.

The Option is exercisable subject to and in accordance with the terms of the Scheme, and subject to the following conditions and limitations:

      Save in the circumstances set out in paragraphs 5.3(a) and (b) and in clause 7 of the rules of the Scheme where the performance conditions shall apply, an Option may be exercised in whole or in part if and only if over any period of three consecutive years commencing no earlier than the Grant Date of the Option [ILLEGIBLE]